                                                                     EXHIBIT 1.6

                             UNDERWRITING AGREEMENT

                                                       June 12, 2003

Mellon Funding Corporation
Mellon Financial Corporation,
    One Mellon Center,
        500 Grant Street,
           Pittsburgh, Pennsylvania 15258.

Ladies and Gentlemen:

                  Credit Suisse First Boston LLC, as Underwriter (the "Underwriter"), understands that Mellon Funding Corporation, a Pennsylvania corporation (the "Company"), proposes to issue and sell $100,000,000 aggregate principal amount of 5% Subordinated Notes due 2014 (the "Offered Securities"), which are to be unconditionally guaranteed on a subordinated basis, as described in the Prospectus Supplement and Prospectus referred to below as to payments of principal, premium, if any, and interest, if any, by Mellon Financial Corporation, a Pennsylvania corporation registered as a financial holding company and a bank holding company under the Bank Holding Company Act (the "Guarantor"). Subject to the terms and conditions set forth herein or incorporated by reference herein, the Company hereby agrees to sell, the Guarantor agrees to guarantee on a subordinated basis, and the Underwriter agrees to purchase, the principal amount of such Offered Securities set forth opposite its name on Schedule A hereto at 109.218% of their principal amount, plus accrued interest from June 1, 2003, yielding total proceeds at closing of $109,468,000.

                  The Underwriter will pay for such Offered Securities in immediately available funds upon delivery thereof at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, at 10:00 a.m. (local time) on June 19, 2003, or at such other time, not later than June 19, 2003, as will be designated by the Underwriter.

                  The Offered Securities will have the terms set forth in the Company's and the Guarantor's Prospectus Supplement, dated June 12, 2003, and the Prospectus, dated April 17, 2000, particularly as follows:

                  Maturity:                         December 1, 2014

                  Interest Rate:                    5%

                  Redemption Provisions:            Make-Whole, T + 20, as
                                                    described in the Prospectus
                                                    Supplement

                  Interest Payment Dates:           June 1 and December 1,
                                                    commencing December 1, 2003

                  All the provisions contained in the documents entitled Mellon Funding Corporation Underwriting Agreement Standard Provisions (Debt), dated March 24, 2000, a copy of which you have previously received, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein.

                  Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the appropriate space set forth below. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                           Very truly yours,

                                           CREDIT SUISSE FIRST BOSTON LLC

                                           By: /S/ SHARON HARRISON
                                               Name: Sharon Harrison
                                               Title: Director

Accepted: June 12, 2003

MELLON FUNDING CORPORATION

By: /S/ MICHAEL A. BRYSON

    Name: Michael A. Bryson
    Title:   President & CEO

MELLON FINANCIAL CORPORATION

By: /S/ MICHAEL A. BRYSON

    Name: Michael A. Bryson
    Title:   Chief Financial Officer

                                   SCHEDULE A

                                                                                          Principal Amount
                            Underwriter                                                    of Securities
                            -----------                                                   ----------------
Credit Suisse First Boston LLC........................................                      $ 100,000,000

                           MELLON FUNDING CORPORATION
                             UNDERWRITING AGREEMENT
                           STANDARD PROVISIONS (DEBT)

                                 March 24, 2000

                  From time to time Mellon Funding Corporation, a Pennsylvania corporation (the "Company"), and Mellon Financial Corporation, a Pennsylvania corporation registered as a financial holding company and a bank holding company under the Bank Holding Company Act (the "Guarantor"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as "this Agreement". Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

                                   ARTICLE I.

                  Section 1.1 The Company proposes to issue from time to time debt securities consisting of debentures, notes and/or other unsecured evidences of indebtedness (the "Securities") to be issued pursuant to the provisions of the Subordinated Indenture, dated as of June 12, 2000, as supplemented by the First Supplemental Indenture, dated as of April 30, 2001, among the Company, the Guarantor and Bank One Trust Company, National Association, as trustee, as the same may be from time to time amended or supplemented (the applicable indenture being referred to herein as the "Indenture" and the trustee thereunder being referred to herein as the "Trustee"). The Securities will have varying designations, maturities, rates and times of payment of interest, selling prices and redemption terms, and may be either senior or subordinate obligations of the Company as specified in the Underwriting Agreement. The Securities will be guaranteed as to payment of principal, premium, if any, and interest, if any, by the Guarantor on a senior or subordinated basis as specified in the Underwriting Agreement.

                  Section 1.2 The Company and the Guarantor have filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus relating to the Securities and to the unconditional guarantee by the Guarantor of payment of principal, premium, if any, and interest, if any (the "Guarantees"), and will prepare and file a prospectus supplement specifically relating to the Offered Securities and related Guarantees (the "Offered Guarantees") in accordance with Section 6.1(a) hereof. The term "Registration Statement" means the registration statement as amended to the date of the Underwriting Agreement. If the Company and the Guarantor have filed an abbreviated registration statement to register additional Securities and Guarantees pursuant to Rule 462(b) under the Securities Act of 1933 (the "Securities Act"), then any reference herein to the term "Registration Statement" shall be deemed to include such a registration statement filed pursuant to Rule 462(b). The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement specifically relating to the Offered Securities and Offered Guarantees as filed with the Commission pursuant to Rule 424. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities and Offered Guarantees together with the Basic Prospectus. As used herein, the terms "Registration Statement", "Basic Prospectus", "Prospectus" and "preliminary prospectus" shall include in each case the material, if any, incorporated by reference therein.

                  Section 1.3 The term "Underwriters' Securities" means the Offered Securities to be purchased by the Underwriters herein. The term "Contract Securities" means the Offered Securities, if any, to be purchased pursuant to the delayed delivery contracts referred to below.

                                  ARTICLE II.

                  Section 2.1 If the Prospectus provides for sales of Offered Securities pursuant to delayed delivery contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to delayed delivery contracts substantially in the form of Schedule I attached hereto ("Delayed Delivery Contracts") but with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors approved by the Company and of the types set forth in the Prospectus. On the Closing Date (as hereinafter defined), the Company will pay the manager of the Underwriters (the "Manager") as compensation, for the accounts of the Underwriters, the fee set forth in the Underwriting Agreement in respect of the principal amount of Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts.

                  Section 2.2 If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the Contract Securities shall be deducted from the Offered Securities to be purchased by the several Underwriters, and the aggregate principal amount of Offered Securities to be purchased by each Underwriter shall be reduced pro rata in proportion to the principal amount of Offered Securities set forth opposite each Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be otherwise and so advises the Company.

                                  ARTICLE III.

                  Section 3.1 The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement is entered into as in the Manager's judgment is advisable. The Underwriters will offer the Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus.

                                  ARTICLE IV.

                  Section 4.1 Delivery of and payment for the Underwriters' Securities shall be made at the office, on the date and at the time specified in the Underwriting Agreement (such date and time of delivery of and payment for the Underwriters' Securities being herein called the "Closing Date"). Unless otherwise set forth in the Prospectus and/or the Underwriting Agreement, the Underwriters' Securities will be represented by one or more global Securities which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. Delivery of the Underwriters' Securities shall be made by causing DTC to credit the Underwriters' Securities to the account of the Manager at DTC, for the respective accounts of the several Underwriters at DTC, against payment by the several Underwriters through the Manager of the purchase price thereof to or upon the order of the Company in the manner and type of funds specified in the Underwriting Agreement. The Offered Securities will be made available for checking at the closing location specified in the Underwriting Agreement at least twenty-four hours prior to the time for delivery.

                                   ARTICLE V.

                  Section 5.1 The several obligations of the Underwriters hereunder are subject to the following conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement or any part thereof shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission, and the Manager shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the foregoing effect. The officer making such certificate may rely upon the best of his knowledge as to proceedings pending or threatened;

                  (b) The Manager shall have received on the Closing Date an opinion of the General Counsel, Associate General Counsel or Assistant General Counsel of the Guarantor and counsel to the Company, dated the Closing Date, to the effect set forth in Exhibit A;

                  (c) The Manager shall have received on the Closing Date an opinion of Sullivan & Cromwell LLP, as counsel to the Underwriters, dated the Closing Date, with respect to the incorporation of the Company and the Guarantor, the validity of the Indenture, the Offered Securities and the Offered Guarantees, the Registration Statement, the Prospectus and other related matters as the Manager may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (d) The Manager shall have received, on each of the date of the Underwriting Agreement and the Closing Date, a letter dated the date of the Underwriting Agreement or the Closing Date, as the case may be, in form and substance satisfactory to the Manager, from KPMG LLP or any other independent public accountants to the Guarantor, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date of the Underwriting Agreement;

                  (e) (i) Neither the Company, the Guarantor nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock or long-term debt of the Company, the Guarantor or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company or the Guarantor and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Manager so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus;

                  (f) On or after the date of the Underwriting Agreement (i) no downgrading shall have occurred in the rating accorded the debt securities of or guaranteed by the Guarantor or the preferred stock of the Guarantor by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of or guaranteed by the Guarantor or preferred stock of the Guarantor;

                  (g) On or after the date of the Underwriting Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) trading of any securities of the Company or the Guarantor shall have been suspended on any exchange or in the over-the-counter market; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or any changes in financial markets or any calamity or crisis, if the effect of any such events specified in this clause (iv) in the judgment of the Manager makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated by the Prospectus;

                  (h) Each of the Company and the Guarantor shall have complied with the provisions of Section 6.1(b) hereof with respect to the furnishing of prospectuses on the business day next succeeding the date of the Underwriting Agreement; and

                  (i) Each of the Company and the Guarantor shall have furnished or caused to be furnished to the Manager at the Closing Date certificates of officers of the Company and Guarantor, as the case may be, satisfactory to the Manager as to the accuracy of the representations and warranties of each of the Company and the Guarantor herein as of the Closing Date, as to the performance by each of the Company and the Guarantor of all of its obligations hereunder to be performed as of or prior to the Closing Date and as to such other matters as the Manager may reasonably request.

                                  ARTICLE VI.

                  Section 6.1 In further consideration of the agreements of the Underwriters contained in this Agreement, the Company and the Guarantor hereby covenant:

                  (a) to prepare the Prospectus in a form approved by the Manager and to file, or transmit for filing, such Prospectus with the Commission pursuant to Rule 424 under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act, and prior to the termination of the offering of the Offered Securities to which such Prospectus relates also will promptly advise the Manager (i) when any amendment to the Registration Statement has become effective or any further supplement to the Prospectus has been so filed or transmitted for filing, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (iv) of the receipt by the Company or Guarantor of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Each of the Company and the Guarantor will use its reasonable best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as practicable the withdrawal thereof. The Company and the Guarantor will not file or transmit for filing any amendment to the Registration Statement or supplement to the Prospectus unless they have furnished to the Manager a copy for their review prior to filing or transmission for filing;

                  (b) to furnish the Manager without charge a signed copy of the Registration Statement, including exhibits and materials, if any, incorporated by reference therein, prior to 10:00 a.m. New York City time on the business day next succeeding the date of the Underwriting Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request. (The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") subsequent to the date of the Basic Prospectus that are deemed to be incorporated by reference in the Prospectus);

                  (c) if, during such period after the date of the first public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish at its own expense to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company or Guarantor) to which Offered Securities and Offered Guarantees may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law;

                  (d) to endeavor to qualify the Offered Securities and the Offered Guarantees for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request, provided that, in connection therewith, neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, and to pay all expenses (including fees and disbursements of counsel) in connection with the determination of the eligibility of the Offered Securities and the Offered Guarantees for investment under the laws of such jurisdictions as the Manager may designate;

                  (e) to make generally available to the Guarantor's security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act) an earnings statement covering a twelve-month period beginning after the date of the Underwriting Agreement, which shall satisfy the provision of
         Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder; and

                  (f) during the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Guarantor that in the reasonable judgment of the Manager are substantially similar to the Offered Securities, without the prior written consent of the Manager.

                                  ARTICLE VII.

                  Section 7.1 Each of the Company and the Guarantor represents and warrants to each Underwriter that:

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceeding for such purpose is pending before or threatened by the Commission;

                  (b) No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the rules and regulations thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty will not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or Guarantor by an Underwriter expressly for use therein;

                  (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects with the requirements of the Securities Act or Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty will not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or Guarantor by an Underwriter expressly for use therein;

                  (d) The Registration Statement conforms, and the Prospectus and any further amendments and supplements to the Registration Statement or the Prospectus will conform, in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty will not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or Guarantor by an Underwriter expressly for use therein;

                  (e) Each of the Guarantor and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, and each has the corporate power and authority to own its properties and conduct its business as described in the Prospectus; each of the Guarantor's wholly owned banking subsidiaries, as described in the Prospectus, has been duly established and is validly existing as a national banking association or a state bank, as the case may be, under the laws of the jurisdiction of its formation; and each other wholly owned subsidiary of the Guarantor has been duly incorporated (or formed) and is validly existing as a corporation (or applicable entity) in good standing under the laws of its jurisdiction of incorporation (or formation);

                  (f) The Guarantor has an authorized equity capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

                  (g) The Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction;

                  (h) All of the issued and outstanding capital stock of each subsidiary of the Guarantors has been duly authorized and validly issued, is fully paid and non-assessable (except, in the case of each of its national bank subsidiaries, as provided in 12 U.S.C. Section 55, as amended), and, except for directors' qualifying shares, all issued and outstanding capital stock of each such subsidiary owned by the Guarantor is owned by the Guarantor, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity;

                  (i) There are no legal or governmental proceedings pending to which the Company, the Guarantor or any of its subsidiaries is a party or of which any property of the Company, the Guarantor or any of its subsidiaries is the subject, other than as set forth in the Prospectus, which, taking into account the likelihood of the outcome, the damages or other relief sought and other relevant factors, would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operation of the Company or the Guarantor and its subsidiaries on a consolidated basis; and to the best of each of the Company's and the Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (j) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and by the Guarantor;

                  (k) The Offered Securities have been duly authorized, and when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Offered Securities, the Offered

         Guarantees and the Indenture will conform to the descriptions thereof in the Prospectus;

                  (l) The Offered Guarantees have been duly authorized, and when delivered pursuant to this Agreement, will have been duly endorsed on the Offered Securities and executed, and, upon due execution, authentication and delivery of the Offered Securities pursuant to this Agreement, the Offered Guarantees will have been duly delivered and will constitute valid and legally binding obligations of the Guarantor entitled to the benefits provided by the Indenture;

                  (m) The Indenture has been duly authorized, executed and delivered by the Guarantor and the Company and constitutes a valid and legally binding instrument, enforceable against the Company and the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, moratorium, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                  (n) The issue and sale of the Offered Securities and the compliance by the Company and the Guarantor with all of the provisions of the Offered Securities, the Offered Guarantees, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company, the Guarantor or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Guarantor or any of its subsidiaries is a party or by which the Company, the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Company, the Guarantor or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Company or of the Guarantor, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Guarantor or any of its subsidiaries or any of their properties;

                  (o) No consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body is required for the issue and sale of the Offered Securities, the execution and delivery of the Offered Guarantees or the consummation of the other transactions contemplated by this Agreement, the Offered Guarantees or the Indenture, except such as have been obtained under the Securities Act and the Trust Indenture Act and the exemption of the Company from the provisions of the Investment

         Company Act of 1940, as amended, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities and the Offered Guarantees by the Underwriters;

                  (p) Neither the Company, the Guarantor nor any of its subsidiaries is in violation of its Articles of Incorporation or By-laws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (q) The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended; and

                  (r) Neither the Company, the Guarantor nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and since the respective dates as of which information is given in the Prospectus, there has not been any change in the capital stock or long-term debt of the Company, the Guarantor or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company or the Guarantor and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

                                 ARTICLE VIII.

                  Section 8.1 The Company and the Guarantor jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (if used within the period set forth in Section 6.1(c) hereof and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement, any preliminary prospectus, the Prospectus or any document incorporated by reference in the Registration Statement not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company or the Guarantor by any Underwriter expressly for use therein.

                  Section 8.2 Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantor, the directors of either, the officers of either who sign the Registration Statement and any person who controls the Company or the Guarantor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantor to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus.

                  Section 8.3 In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8.1 or 8.2, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager in the case of parties indemnified pursuant to Section 8.1 and by the Company in the case of parties indemnified pursuant to Section 8.2. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  Section 8.4 If the indemnification provided for in this
Article VIII is unavailable to or insufficient to hold harmless an indemnified party under Section 8.1 or 8.2 in respect of any losses, claims, damages, or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received (by the Company and the Guarantor on the one hand and the Underwriters on the other) in connection with the offering of the Offered Securities shall be deemed to be in the same proportion as the total net proceeds from the offering of such Offered Securities received by the Company (before deducting expenses) bear to the total underwriting discounts and commissions received by the Underwriters in respect thereof, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Guarantor on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8.4 are several in proportion to their respective underwriting obligations and not joint.

                  Section 8.5 The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Article VIII were determined by pro rata allocation or by any other method of allocation which does not take account of the considerations referred to in
Section 8.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VIII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities and Offered Guarantees underwritten and distributed to the public by such Underwriter exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Article VIII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  Section 8.6 The indemnity and contribution agreements contained in this Article VIII and the representations and warranties of the Company and the Guarantor in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any Underwriter or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, the Guarantor or the directors or officers or any person controlling the Company or the Guarantor and (iii) acceptance of any payment for any of the Offered Securities.

                  Section 8.7 Anything to the contrary notwithstanding, the indemnity agreement of the Company and the Guarantor in Section 8.1 hereof, the representations and warranties in Sections 7.1(b), 7.1(c) and 7.1(d) hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company or the Guarantor pursuant to Article V hereof, insofar as they may constitute a basis for indemnification for liabilities (other than by payment of the Company or the Guarantor of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Securities Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company or the Guarantor when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Securities Act. Unless in the opinion of counsel for the Company and the Guarantor the matter has been settled by controlling precedent, the Company and the Guarantor will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  ARTICLE IX.

                  Section 9.1 If any Underwriter shall default in its obligation to purchase the Offered Securities which it has agreed to purchase hereunder, the Underwriters may in their discretion arrange for themselves or another party or other parties to purchase such Offered Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Underwriters do not arrange for the purchase of such Offered Securities, then the Company and the Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Offered Securities on such terms. In the event that, within the respective prescribed periods, the Underwriters notify the Company and the Guarantor that they have so arranged for the purchase of such Offered Securities, or the Company and the Guarantor notify the Underwriters that they have so arranged for the purchase of such Offered Securities, the Underwriters or the Company and the Guarantor shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company and the Guarantor agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the reasonable opinion of the Manager may thereby be made necessary. The term "Underwriters" as used in this Agreement shall include any person substituted under this Article IX with like effect as if such person has originally been a party to this Agreement with respect to such Offered Securities.

                  Section 9.2 If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters as provided in Section 9.1, the aggregate principal amount of such Offered Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Offered Securities, then the Guarantor and the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Offered Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Offered Securities which such Underwriter agreed to purchase hereunder) of the Offered Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  Section 9.3 If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters as provided in Section 9.1, the aggregate principal amount of Offered Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Offered Securities or if the Guarantor and the Company shall not exercise the right described in the immediately preceding paragraph to require non-defaulting Underwriters to purchase Offered Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriters or the Company or the Guarantor, except for the expenses to be borne by the Company, the Guarantor and the Underwriters as provided in Article X hereof and the indemnity and contribution agreements in Article VIII hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                                   ARTICLE X.

                  Section 10.1 Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, each of the Guarantor and the Company covenants and agrees with the several Underwriters that the Company and the Guarantor will pay or cause to be paid the following:
(i) the fees, disbursements and expenses of the Guarantor's and the Company's counsel and accountants in connection with the registration of the Offered Securities and the Offered Guarantees under the Securities Act and all other fees or expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and to dealers; (ii) the cost of printing or producing this Agreement, the Indenture and any Blue Sky and legal investment memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Offered Securities; (iii) all expenses in connection with the qualification of the Offered Securities and the Offered Guarantees for offering and sale under state securities laws as provided in Section 6.1(d) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Offered Securities; (v) the cost of preparing the Offered Securities;
(vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Offered Securities and the Offered Guarantees; (vii) the costs and charges of any transfer agent, registrar or depositary; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 10.1. It is understood, however, that, except as provided in this Section 10.1 and Articles VIII and XI hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Offered Securities by them and any advertising expenses connected with any offers they may make.

                                  ARTICLE XI.

                  Section 11.1 If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Guarantor shall be unable to perform its obligations under this Agreement, the Company and the Guarantor will reimburse the Underwriters, or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Offered Securities.

                  Section 11.2 This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  Section 11.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                                                      SCHEDULE I

                            DELAYED DELIVERY CONTRACT

                                                   [DATE]

Ladies and Gentlemen:

                  The undersigned hereby agrees to purchase from Mellon Funding Corporation, a Pennsylvania corporation (the "Company"), and the Company agrees to sell to the undersigned

                                 $________________
principal amount of the Company's [TITLE OF ISSUE], which are guaranteed as to payment of principal, premium, if any, and interest, if any, by Mellon Financial Corporation (the "Securities"), offered by the Prospectus dated [DATE] and Prospectus Supplement dated [DATE], receipt of copies of which are hereby acknowledged, at a purchase price of [PERCENTAGE]% of the principal amount thereof plus accrued interest from the date from which interest accrues as set forth in this contract, and on the further terms and conditions set forth in this contract. The undersigned does not contemplate selling Securities prior to making payment therefor.

                  The undersigned will purchase from the Company Securities in the principal amounts and on the delivery dates set forth below:

     Delivery                            Principal                          Plus Accrued
       Date                                Amount                          Interest From:
     --------                             --------                         --------------
_________________                    $_________________                  _________________
_________________                    $_________________                  _________________
_________________                    $_________________                  _________________

Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".

                  Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date will be made to the Company or its order by certified or official bank check drawn on a bank approved by the Company and in New York Clearing House funds at the office of _______________, New York, N.Y., or by wire transfer to a bank account specified by the Company, on the Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written, telex or facsimile communication addressed to the Company not less than five full business days prior to the Delivery Date.

                  The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date will be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above, of such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

                  Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this contract.

                  This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                  If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

                  This contract shall be governed by and construed in accordance with the laws of the State of New York.

                                           Very truly yours,

                                           [PURCHASER]

                                           By: _________________________
                                               Name:
                                               Title:

                                           [ADDRESS]

Accepted:

MELLON FUNDING CORPORATION

By: ____________________
    Name:
    Title:

                  PURCHASER--PLEASE COMPLETE AT TIME OF SIGNING

                  The name, telephone number and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)

                                       Telephone No.
       Name                        (Including Area Code)                     Department
       ----                        ---------------------                     ----------
_________________                  _____________________                 _________________
_________________                  _____________________                 _________________
_________________                  _____________________                 _________________
_________________                  _____________________                 _________________
_________________                  _____________________                 _________________
_________________                  _____________________                 _________________

                                                                       EXHIBIT A

                     Opinion of the Counsel of the Guarantor
                           And Counsel to the Company

                  The opinion of the General Counsel, Associate General Counsel or Assistant General Counsel of the Guarantor and counsel to the Company to be delivered pursuant to Section 5.1(b) of the document entitled Mellon Funding Corporation Underwriting Agreement Standard Provisions (Debt) will be to the following effect (all terms used herein which are defined in the Agreement have the meanings set forth therein):

                  (i) Each of the Guarantor and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, and each has the corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each of the Guarantor's wholly owned banking subsidiaries, as described in the Prospectus, has been duly established and is validly existing as a national banking association or a state bank, as the case may be, under the laws of the jurisdiction of its formation.

                  (ii) The Guarantor has an authorized equity capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Guarantor, free and clear of all liens, encumbrances, equities or claims.

                  (iii) The Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction.

                  (iv) All of the issued and outstanding capital stock of each subsidiary of the Guarantor has been duly authorized and validly issued, is fully paid and non-assessable (except, in the case of each of its national bank subsidiaries, as provided in 12 U.S.C. Section 55, as amended), and, except for directors' qualifying shares, is owned by the Guarantor, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

                  (v) To the best of such counsel's knowledge there are no legal or governmental proceedings pending to which the Company, the Guarantor or any of its subsidiaries is a party or of which any property of the Company, the Guarantor or any of its subsidiaries is the subject, other than as set forth in the Prospectus, which, taking into account the likelihood of the outcome, the damages or other relief sought and other relevant factors, would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operation of the Company or the Guarantor and its subsidiaries on a consolidated basis; and to the best of such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (vi) The Agreement has been duly authorized, executed and delivered by the Company and by the Guarantor.

                  (vii) The Offered Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Offered Securities, the Offered Guarantees and the Indenture conform to the descriptions thereof in the Prospectus.

                  (viii) The Offered Guarantees have been duly authorized, endorsed on the Offered Securities and executed, and, upon due execution, authentication and delivery of the Offered Securities pursuant to the Agreement, the Offered Guarantees will have been duly delivered and will constitute valid and legally binding obligations of the Guarantor entitled to the benefits provided by the Indenture.

                  (ix) The Indenture has been duly authorized, executed and delivered by the Guarantor and the Company and constitutes a valid and legally binding instrument, enforceable against the Company and the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, moratorium, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act"), and all taxes and fees required to be paid with respect to the execution of the Indenture and the issuance of the Offered Securities and the Offered Guarantees have been paid.

                  (x) The issue and sale of the Offered Securities and the compliance by the Company and the Guarantor with all of the provisions of the Offered Securities, the Offered Guarantees, the Indenture and the Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company, the Guarantor or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company, the Guarantor or any of its subsidiaries is a party or by which the Company, the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Company, the Guarantor or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Company or of the Guarantor, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Guarantor or any of its subsidiaries or any of their properties.

                  (xi) No consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body is required for the issue and sale of the Offered Securities, the execution and delivery of the Offered Guarantees or the consummation of the other transactions contemplated by the Agreement, the Offered Guarantees or the Indenture, except such as have been obtained under the Securities Act of 1933 (the "Securities Act") and the Trust Indenture Act and the exemption of the Company from the provisions of the Investment Company Act of 1940, as amended, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities and the Offered Guarantees by the Underwriters.

                  (xii) The documents incorporated by reference in the Prospectus or any further amendment or supplement made by the Company and the Guarantor prior to the Closing Date (other than the financial statements and related schedules and statistical information contained or required to be contained therein, as to which such counsel need express no opinion or belief), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act"), as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents (other than the financial statements and related schedules and statistical information contained or required to be contained therein, as to which such counsel need express no opinion or belief), when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Securities Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

                  (xiii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company or the Guarantor prior to the Closing Date (other than the financial statements and related schedules and statistical information contained or required to be contained therein, as to which such counsel need express no opinion or belief) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company or the Guarantor prior to the Closing Date (other than the financial statements and related schedules and statistical information contained or required to be contained therein, as to which such counsel need express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company or the Guarantor prior to the Closing Date (other than the financial statements and related schedules and statistical information contained or required to be contained therein, as to which such counsel need express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Closing Date, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company or the Guarantor prior to the Closing Date (other than the financial statements and related schedules and statistical information contained or required to be contained therein, as to which such counsel need express no opinion or belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

                  (xiv) The Company is exempt from the registration and other provisions of the Investment Company Act of 1940, as amended.

                  In rendering such opinion, such counsel may rely as to matters of fact upon certificates of officers of the Guarantor and its subsidiaries, provided that such counsel shall state that he believes he is justified in relying upon such certificates.

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